EXHIBIT 10.5
                        GREEN MOUNTAIN POWER CORPORATION
                           OFFICER DEFERRAL AGREEMENT
                           --------------------------
     THIS DEFERRAL AGREEMENT (the "Agreement") is between WALTER S. OAKES (the "Participant"), the holder of Stock Units granted under the Green Mountain Power Corporation 2000 Stock Incentive Plan (the "Plan"), and GREEN MOUNTAIN POWER CORPORATION, a Vermont corporation (the "Company"). All terms used herein that are defined in the Plan have the same meaning given them in the Plan.
1.  ELECTION  OF  DEFERRED  BENEFIT.
------------------------------------
Pursuant to the Officer Deferred Stock Unit Agreement, dated February 10, 2004, between the Participant and the Company, the Participant's Stock Units will vest as follows: (i) 50% of the Stock Units will vest on February 15, 2005 (the "2005 Stock Units"); and (ii) 50% of the Stock Units will vest on February 15, 2006 (the "2006 Stock Units").
The Participant hereby elects to defer payment of his or her 2005 Stock Units award in accordance with Section 6(g)(iii) of the Plan and receive a deferred Stock Unit (the "2005 DSU"). The Participant elects the 2005 DSU with respect to 1,800 shares of Common Stock (the "2005 Shares") subject to an award of Stock Units on February 9, 2004.
Subject to the provisions of Section 5(b) of this Agreement, on or prior to December 31, 2005, the Participant may elect to defer payment of his or her 2006 Stock Units award in accordance with Section 6(g)(iii) of the Plan and receive a deferred Stock Unit (the "2006 DSU"). If the Participant shall elect to receive a 2006 DSU, the Participant shall, on or prior to December 31, 2005, notify the Company, in writing, of (i) the date as of which the shares of Common Stock relating to the 2006 DSU (the "2006 Shares") will be distributed in satisfaction of the 2006 DSU and (ii) the Participant's election with respect to the receipt of dividend equivalents with respect to the 2006 Shares (the "December 2005 Notice"). The December 2005 Notice shall set forth the same information with respect to the distribution of the 2006 Shares and the receipt of related dividend equivalents as provided with respect to the 2005 Shares and related dividend  equivalents  in  Section  5(a)  of  this  Agreement.
2.  FUTURE  DISTRIBUTION  OF  SHARES.
-------------------------------------
     As  soon  as  practicable  following  the  distribution  date prescribed by
Section 5 of this Agreement, the Company shall issue or distribute the 2005 Shares and the Additional Shares, as defined in Section 5(a), to the Participant or, if the Participant is not living, the Participant's Beneficiary. For purposes of this Agreement, the Participant's Beneficiary shall be the person or persons or entity or entities who succeed to the Participant's rights under this Agreement by will or by the laws of descent and distribution.
3.  DIVIDEND  EQUIVALENTS.
--------------------------
     The Company shall pay dividend equivalents to the Participant with respect to the 2005 Shares and the 2006 Shares, as the case may be, and the Additional Shares. The amount of any dividend equivalents payable under this Section 3 shall be equal to the amount of dividends that would have been payable on the 2005 Shares and the 2006 Shares, as the case may be, and the Additional Shares if the 2005 Shares and/or the 2006 Shares and the Additional Shares were outstanding on the record date for the dividend payment. Dividend equivalents shall be paid as soon as practicable following the payment date for the dividend on the Common Stock.
4.  VESTING.
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     The Participant's right to receive the 2005 Shares, the 2006 Shares and the
Additional Shares as a 2005 DSU and 2006 DSU is nonforfeitable. Notwithstanding the immediately preceding sentence, the obligation to distribute the 2005 Shares, the 2006 Shares and the Additional Shares as a 2005 DSU and a 2006 DSU is an unfunded obligation of the Company and the Participant is an unsecured creditor of the Company with respect to the satisfaction of the 2005 DSU and 2006 DSU.
5.  DEFERRAL  OF  DISTRIBUTION  AND/OR  DIVIDEND  EQUIVALENTS.
-------------------------------------------------------------
Subject to the provisions of Section 5(b) of this Agreement, the Participant may, on or prior to December 31, 2004, elect the date as of which (i) the 2005 Shares will be distributed in satisfaction of the 2005 DSU and (ii) the Participant shall receive dividend equivalents in accordance with Section 3 of this Agreement. The Participant may elect a distribution date with reference to a specific date, a specific event, termination of service as a director of the Company ("termination") or the Participant may elect a distribution date with reference to the earlier or later to occur of a specific date or specific event or termination. Subject to the provisions of Section 5(b) of this Agreement, the Participant hereby makes the following election with respect to the distribution of the 2005 Shares:
_X_     Distribution  as  of  this  date:__03/30/05_____.
 -                                         --------
___     Distribution  as  of  the  following  event:_______________________.
___     Distribution  upon  termination.
___     Distribution  as  of  the  earlier  of the date or event or termination.
___     Distribution  as  of  the  later  of  the  date or event or termination.
     Subject to the provisions of Section 5(b) of this Agreement, the Participant hereby makes the following election with respect to the receipt of dividend equivalents:
_X_     Receive  dividend  equivalents  as  of  this  date:  03/30/05.
 -                                                           --------
___     Receive  dividend  equivalents  as  of  the  following  event:______.
___     Receive  dividend  equivalents  upon  termination.
___     Receive  dividend  equivalents as of the earlier of the date or event or termination.
___     Receive  dividend  equivalents  as  of the later of the date or event or termination.
     Deferred dividend equivalents shall be treated as invested in additional shares of Common Stock ("Additional Shares"). Additional Shares shall be deferred and distributed in the same manner as 2005 Shares and 2006 Shares, as the case may be, pursuant to the first paragraph of this Section 5(a) and the December 2005 Notice, as the case may be.
Notwithstanding the Participant's election(s) under the preceding Section 5(a), the 2005 Shares and 2006 Shares, as the case may be, and the Additional Shares will be distributed in satisfaction of the 2005 DSU and 2006 DSU, as the case may be, as soon as practicable following the Participant's death or disability, while acting as an officer of the Company.
6.  SHAREHOLDER  RIGHTS.
-----------------------
     The Participant (and any Beneficiary) shall not have any rights as a shareholder of the Company with respect to the 2005 Shares, the 2006 Shares, the Additional Shares, the 2005 DSU or the 2006 DSU until the issuance of shares of Common Stock to the Participant or Beneficiary.
7.  ADJUSTMENTS  FOR  CAPITAL  CHANGES.
--------------------------------------
     The number of 2005 Shares, 2006 Shares, Additional Shares, the 2005 DSU and the 2006 DSU shall be adjusted as the Committee determines is equitably required in the event that the Company effects one or more stock dividends, stock split-ups, share consolidations or other similar changes in the capitalization of the Company.
8.  TAX  WITHHOLDING.
--------------------
     The Participant (or any Beneficiary) shall make arrangements satisfactory to the Company for the satisfaction of any income, employment or other tax withholding obligations arising in connection with this Agreement or the settlement  of  the  2005  DSU  or  2006  DSU,  as  the  case  may  be.
9.  GOVERNING  LAW.
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     This Agreement shall be governed by, and interpreted under, the laws of the
State of Vermont except its choice of law provisions to the extent that they would require the application of the laws of a State other than the State of Vermont.
10.  NONASSIGNMENT;  SUCCESSORS.
-------------------------------
The Participant may not assign, pledge, hypothecate or transfer the Participant's rights under this Agreement other than by will or the law of descent and distribution. This Agreement shall be binding upon the Beneficiary and any successor in interest to the Participant.
This Agreement shall be binding upon the Company and any successor in interest to the Company, whether such succession is by contract, assignment, operation or law or otherwise.
                                      * * *
     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer and the Participant has signed this Agreement on the date or dates set forth below.
GREEN  MOUNTAIN  POWER  CORPORATION

By:          /s/Christopher  L.  Dutton
             --------------------------
Date:          November  30,  2004
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WALTER  S.  OAKES

          /s/Walter  S.  Oakes
          --------------------
Date:          November  30,  2004
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